UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2016
IPALCO ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Indiana	1-8644	35-1575582
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Monument Circle, Indianapolis, Indiana		46204
(Address of principal executive offices)		(Zip Code)
317-261-8261
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.
IPALCO Enterprises, Inc. (the “Company”) is filing this Current Report on Form 8-K for the purpose of updating certain information from the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, originally filed with the Securities and Exchange Commission (the “SEC”) on February 23, 2016, and amended by Amendment No. 1 thereto filed with the SEC on April 29, 2016, solely to reflect, for all periods presented, the retrospective effects of the adoption of an accounting standards update in the audited consolidated financial statements of the Company and in the audited consolidated financial statements of its wholly-owned subsidiary, Indianapolis Power & Light Company (“IPL”).

The audited consolidated financial statements of the Company and of IPL as of December 31, 2015 and December 31, 2014 and for the three-year period ended December 31, 2015, including the notes thereto and the reports of Ernst & Young LLP thereon have been reissued as of May 12, 2016 and reflect the adoption of the Accounting Standards Update (“ASU”) 2015-03 “Simplifying the Presentation of Debt Issuance Costs” and retrospective application of this ASU to the consolidated balance sheets of the Company and of IPL as of December 31, 2015 and 2014, as described in Note 13 (the adoption of this ASU did not have any impact on the Company’s or on IPL’s consolidated statements of income, cash flows or common shareholders’ equity). Except as specifically noted herein and in the attached exhibits, this Current Report on Form 8-K does not reflect events or developments that occurred after February 23, 2016 and does not modify or update the disclosures in any significant way other than as described above and set forth in the exhibits hereto. Without limiting the foregoing, this filing does not purport to update or amend the information contained in the 2015 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring or known to management. The reissued audited consolidated financial statements of the Company and of IPL are filed herewith as Exhibit 99.1 and are incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description
99.1
Audited consolidated balance sheets of IPALCO Enterprises, Inc. and Indianapolis Power & Light Company as of December 31, 2015 and 2014, and the related consolidated statements of income, common shareholders' equity (deficit) and noncontrolling interest, and cash flows for each of the three years in the period ended December 31, 2015, including the notes and financial statement schedules thereto and the reports of Ernst & Young LLP thereon

101.INS	XBRL Instance Document (furnished herewith as provided in Rule 406T of Regulation S-T)
101.SCH	XBRL Taxonomy Extension Schema Document (furnished herewith as provided in Rule 406T of Regulation S-T)
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document (furnished herewith as provided in Rule 406T of Regulation S-T)
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document (furnished herewith as provided in Rule 406T of Regulation S-T)
101.LAB	XBRL Taxonomy Extension Label Linkbase Document (furnished herewith as provided in Rule 406T of Regulation S-T)
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document (furnished herewith as provided in Rule 406T of Regulation S-T)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPALCO ENTERPRISES, INC.

Date: May 12, 2016	By:	/s/ Craig L. Jackson
	Name:	Craig L. Jackson
	Title:	Chief Financial Officer

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